ADOPTION AGREEMENT
--------------------------------------------------------------------------------
                                                 For Kearny Federal Savings Bank
                              Employees' Savings & Profit Sharing Plan and Trust
                                                                  Client No. B33


                                                                        Pentegra

                               ADOPTION AGREEMENT
                                       FOR
                           KEARNY FEDERAL SAVINGS BANK
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST


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

Name of Employer:    Kearny Federal Savings Bank
                     --------------------------------------------------------------------

Address:             250 Valley Boulevard, Wood-Ridge, NJ 07075
                     --------------------------------------------------------------------

Telephone Number:    (201) 991-4100     FAX: (201) 955-1311
                     --------------------------------------------------------------------

Contact Person:      Mr. Albert E. Gossweiler, SVP/CFO
                     --------------------------------------------------------------------

Name of Plan:        Kearny Federal Savings Bank Employees' Savings & Profit Sharing Plan
                     --------------------------------------------------------------------
                     and Trust
                     --------------------------------------------------------------------


THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit
Sharing Plan and Trust Agreement (the "Agreement"),  shall constitute the Kearny
Federal  Savings Bank  Employees'  Savings & Profit  Sharing Plan and Trust (the
"Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

                                        1


   I.    Effect of Execution of Adoption Agreement

         The  Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

         1.  X          Establishes as a new plan the Kearny Federal Savings Bank Employees'
            ---         Savings & Profit Sharing Plan and Trust,  effective  October 1, 2004 (the
                        "Effective Date").                                  ----------------

         2.             Amends its existing defined contribution plan and  trust
            ---         (    [ Name of Plan ]    ) dated _________, ___________,
                         ------------------------
                        in its entirety into the [   Name of Employer   ] Employees' Savings & Profit
                                                          ----------------------
                        Sharing Plan and Trust, effective _______________, 20____, except as  otherwise provided herein or in the Agreement (the "Effective Date").

  II.    Definitions

         A.    "Compliance Testing Method" means the prior year testing method unless the Employer elects to use current year testing for determining the actual deferral percentages and actual contribution percentages by checking this line ____.

               Note:  Whichever testing method is selected (prior year testing or current year testing), it must apply to both the actual deferral percentage test and the actual contribution percentage test.

         B.    Employer

               1. "Employer," for purposes of the Plan, shall mean:
                           Kearny Federal Savings Bank
                  --------------------------------------------------------------

               2. The Employer is (indicate whichever may apply):

                      a)   X       A member of a controlled group of corporations under Section 414(b) of
                          ---      the Code.

                      b)          A member of a group of entities under common control under Section 414(c) of the
                          ---     Code.

                      c)          A member of an affiliated service group under Section 414(m) of the
                          ---     Code.

                      d)          A corporation.
                          ---

                      e)          A sole proprietorship or partnership.
                          ---

                      f)          A Subchapter S corporation.
                          ---

                      g)          Other                                        .
                          ---           ---------------------------------------

                                        2


               3.   Employer's Taxable Year Ends on   December 31  .
                                                    ---------------

               4.   Employer's Federal Taxpayer Identification Number is   22 - 1032860 .
                                                                          --------------

               5.   The Plan Number for the Plan is (enter 3-digit number)  003 .
                                                           -               -----

         C. "Entry Date" means the first day of the (choose 1 or 2):

               1.  X  Calendar month coinciding with or next following the date the Employee
                  --- satisfies the Eligibility requirements described in Section III.

               2.     Calendar quarter (January 1,  April 1, July 1,  October 1) coinciding with or next
                  --- following the date the Employee satisfies the Eligibility requirements described in Section III.

               D.     "Limitation  Year"  means the twelve (12)  consecutive  month period  ending on
                  --- ______________ (month/day).  Note:  If no 12 month  period is selected, the Limitation
                      Year shall be the Plan Year.

         E. "Member" means an Employee enrolled in the membership of the Plan.

         F. "Normal Retirement Age" means (choose 1 or 2):

               1.  X  Attainment of age  65  (select an age not less than 55 and not greater than 65).
                  ---                   ----

               2.           Later of: (i) attainment of age 65 or (ii) the fifth anniversary of the
                  ---       date the Member commenced participation in the Plan.

         G.    "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement
               Age.

         H.    "Plan Year" means the twelve (12) consecutive month period ending on  December 31
               (month/day).                                                         -------------

         I.    "Salary" for benefit  purposes  under the Plan means (choose 1, 2 or 3):

               1.           Total taxable compensation as reported on Form W-2 (exclusive of any
                  ---       compensation deferred from a prior year).

               2.           Basic Salary only.
                  ---

               3.  X        Basic Salary plus one or more of the following (if 3 is chosen, then choose
                  ---       (a) or (b),  and/or (c) or (d), whichever shall apply):

                            a)     Commissions  not in excess of $___________
                               ---

                            b)     Commissions to the extent that Basic Salary plus Commissions
                               --- do not exceed $___________

                            c)  X   Overtime
                               ---

                            d)      Overtime and bonuses
                               ---

                                        3


               Note:     Member pre-tax contributions to a Section 401(k) plan are always included in
                         Plan Salary.


 III.    Salary Adjustment

          A.   Cafeteria Plan (Section 125) Salary Adjustment.
               Member pre-tax  contributions to a Section 125 cafeteria plan are to be  included  in Plan
               Salary, unless the Employer elects to exclude such amounts by checking this line ____.

          B.   Transportation Fringe Benefit (Section 132(f) Adjustment).

               Member pre-tax contributions for qualified  transportation fringe benefits under Code
               Section 132(f) are to be  included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line ____.

  IV.    Highly Compensated Employee Elections

          A.   Top Paid Group Election:

               In determining who is a Highly Compensated Employee, the Employer makes the Top
               Paid Group  election  by  checking  this line ____. The effect  of this election is that an
               Employee (who is not a 5% owner at any time during the determination year or the look-
               back year) with  compensation  in excess of $80,000 (as  adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group (i.e., the top 20% of Employees ranked on the basis of compensation paid by the Employer)
               for the look-back year.

          B.   Calendar Year Data Election:

               For determining which Employees are Highly Compensated Employees, the look-back year will be the 12 month period immediately preceding the determination year, except that, for non-calendar year plans, the look-back year will be the calendar year ending
                         -----------------------
               within the Plan Year by checking this line ____.

   V.    Eligibility Requirements

          A.   All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded
               (choose whichever shall apply):

               1.  X    Employees who have not attained age  21  (Insert an age from 18 to 21).
                  ---                                       ----

               2.  X    Employees who have not completed  12  (1-11, 12 or 24) consecutive months of service.
                  ---                                    ----

                            Note:    Employers which permit Members to make pre-tax elective deferrals to the Plan (see VII.A.3.) may not elect a 24 month eligibility period.

               3.       Employees included in a unit of Employees covered by a collective
                  ---   bargaining agreement if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives.

                                        4


               4.       Employees who are nonresident aliens and who receive no earned income
                  ---   from the Employer which constitutes income from sources within the United
                        States.

               5.       Employees included in the following job classifications:
                  ---

                        a)      Hourly Employees.
                           ---

                        b)      Salaried Employees.
                           ---

                        c)      Flex staff employees (i.e.; any Employee who is not a regular full-
                           ---  time or  part-time Employee).

                        d)      Short-term Employees ( i.e.; employees who are hired under a
                           ---  written agreement which precludes membership in the Plan and provides for a specific period of employment not in excess of one year).

                        e)      Leased Employees.
                           ---

               6.       Employees  of  the  following  employers  which  are aggregated under Section
                  ---   414(b), 414(c) or 414(m) of the Code:

                        -------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------

                      Note:       If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of:  (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the
                                  Employer in Section II.C.) coinciding with or immediately following the
                                  Employee's Date of Employment or, as applicable, Date of
                                  Reemployment.

         B.    Such eligibility computation period established in Section V(A) above shall be applicable
`              to (choose 1 or 2):

               1.  X   Both present and future Employees.
                  ---

               2.      Future Employees only.
                  ---

         C.    Such Eligibility requirements established above shall be (choose 1 or 2):

               1.      Applied  to the  designated  Employee  group  on and after the Effective Date of
                  ---   the Plan.

               2.      Waived for the ____ consecutive month period (may not exceed 12) beginning
                  ---  on the Effective Date of the Plan.

         D.    Service Crediting Method for Eligibility (Choose 1, 2 or 3):

               1.      Not applicable. There is no service required for eligibility.
                  ---

               2.  X   Hour of service method (Choose a or b):
                  ---
                                        5


                       a)  X   The actual number of Hours of Employment.
                          ---

                       b)      190 Hours of Employment for each month in which the Employee
                          ---  completes at least one hour of Employment.

               3.      Elapsed time method.
                  ---

         E.    Requirements to Commence Receipt of Employer Contributions.

               1. Employer Contributions shall be allocated to Member's Accounts in accordance with Article III of the Plan, except that the following Member's will not be entitled to
                  Employer contributions (choose (a) or (b) and/or (c)):

                  a)  X   No additional requirements apply.  (The eligibility requirements under
                     ---  Section V above apply to Employer Contributions); or

                  b)      Members who have not attained age ___ (Insert an age from 18-21);
                     ---  and/or

                  c)      Member's who have not completed ____(1 - 12) consecutive months of
                     ---  service.

               2. The requirement to commence receipt of Employer Contributions established in this Section E shall apply to all Employer Contributions provided under Section 3.4 of the Plan except:

                  a)      Matching contributions
                     ---

                  b)      Basic contributions
                     ---

                  c)      Safe harbor CODA contributions
                     ---

                  d)      Supplemental contributions
                     ---

                  e)      Profit sharing contributions
                     ---

                  f)      Qualified non-elective contribution
                     ---

                  Note:  If an Employer contribution type is selected in 2 above, Member's will receive Employer contributions based upon the eligibility requirements under
                         Section V above and the provisions of the Plan document for such Employer contribution type.

  VI.    Prior Employment Credit

         A. Prior Employment Credit:

             X   Employment with the following entity or entities shall be included for eligibility and
            ---  vesting purposes:

                 West Essex Bancorp
                 ---------------------------------------------------------------
                 Pulaski Savings Bank
                 ---------------------------------------------------------------

                                       6


                 Note:    If this Plan is a continuation of a Predecessor Plan, service under the
                          Predecessor Plan shall be counted under this Plan.

 VII.    Contributions

         Note:  Annual Member pre-tax elective deferrals, Employer matching contributions,
                Employer safe harbor CODA contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer qualified non-elective contributions, in the aggregate, may not exceed 15% of all
                Members' Salary (excluding from Salary Member pre-tax elective deferrals).

         A.    Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

               1.  X   The maximum amount of monthly contributions a Member may make to the
                  ---  Plan (both pre-tax deferrals and after-tax contributions) is  75 % (1-75) of
                       the Member's monthly Salary.                                 ----

               2.  X   (Choose a and/ or b):
                  ---
                       a)   X   A Member may make pre-tax elective deferrals to the Plan, based
                           ---  on multiples of 1% of monthly Salary, or

                       b)       A Member may make pre-tax elective deferrals to the Plan based
                           ---  on a specified dollar amount.

               3.      A Member may not make pre-tax elective deferrals to the Plan.
                   ---

               4.      A Member may make after-tax contributions to the Plan, based on multiples
                   --- of 1% of monthly Salary.

               5.   X  A Member may not make after-tax contributions to the Plan.
                   ---

               6.   X  An Employee may allocate a rollover contribution to the Plan prior to
                   --- satisfying the Eligibility requirements described above.

         B.    A Member may change his or her contribution rate with respect to, if made available, pre-tax deferrals and after-tax contributions (choose 1, 2 or 3):

               1.   X  1 time per pay period.
                   ---

               2.      1 time per calendar  month.
                   ---

               3.      1 time per calendar quarter.
                   ---

         C.    Employer Matching Contributions (fill in 1 or 6 as applicable; and if you select 1, then choose 2, 3, 4 or 5):

               1.  The Employer matching contributions under 2, 3, 4 or 5  below shall be based on the Member's contributions (both pre-tax deferrals and after-tax contributions) not in excess of  3 % (1-20  but not in  excess of the  percentage specified in A.1.
                                ---
                   above) of the Member's Salary.

                                       7



               2.   X  The Employer shall allocate to each contributing Member's Account an
                   --- amount equal to  100 % (not to exceed 200%) of the Member's contributions
                                       -----
                       (both pre-tax deferrals and after-tax contributions) for that month (as otherwise limited in accordance with C.1. above).

               3.      The Employer shall allocate to each contributing Member's Account an
                   --- amount based on the Member's contributions for the month (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                                  Years of Employment                Matching %
                                  -------------------                ----------
                              Less than 3                               50%
                              At least 3, but less than 5               75%
                              5 or more                                100%

               4.      The Employer shall allocate to each contributing Member's Account an
                   --- amount based on the Member's  contributions for the month (as otherwise limited in accordance with C.1. above) and determined in accordance with the following schedule:

                                  Years of Employment                Matching %
                                  -------------------                ----------
                              Less than 3                              100%
                              At least 3, but less than 5              150%
                              5 or more                                200%

               5.      The Employer shall allocate to each contributing Member's Account an
                   --- amount equal to ___% on the first ___% of the Member's monthly contributions plus ___% on the next ___% of the Member's monthly contributions.

               6.      No Employer matching contributions will be made to the Plan.
                   ---

         D.    Safe Harbor CODA Contributions  (Actual Deferral  Percentage Test Safe Harbor
               Contributions) (Complete 1, or 2 below):

               1.      The Employer shall make a safe harbor Basic Matching Contribution to the
                   --- Plan on behalf  of each  Member (i.e.; 100% of the Member's 401(k) Deferrals that do not exceed 3% percent of the  Member's Salary plus 50% of the
                       Member's 401(k)  Deferrals that exceed 3% percent of the Member's Salary but that do not exceed 5% of the Member's Plan Salary).

               2.      In lieu of safe harbor Basic Matching Contributions, the Employer will make
                   --- the following contributions for the Plan Year (complete (a) and/or (b)):

                       a)        Enhanced Matching Contributions (complete  1, 2 or 3  below):
                           ---   (1)     The Employer shall make Matching Contributions to
                                     --- the Account of each Member in an amount equal to
                                         the sum of:

                                     (i)  the Member's 401(k) Deferrals that do not
                                          exceed ____ percent of the Member's Salary
                                          plus

                                       8


                                     (ii) ____ percent of the Member's 401(k) Deferrals
                                          that exceed percent of the Member's Salary
                                          and that do not exceed ____ percent of the
                                          Member's Salary.

                                      Note:  In the blank in (i) and the second blank in (ii),
                                             insert a number that is 3 or greater but not
                                             greater than 6. The first and last blanks in (ii)
                                             must be completed so that at any rate of
                                             401(k) Deferrals, the Matching Contribution is
                                             at least equal to the Matching  Contribution
                                             receivable if the Employer were making
                                             Basic Matching Contributions, but the rate of
                                             match cannot increase as deferrals increase.
                                             For example, if "4" is inserted in the blank in
                                             (i),  (ii) need not be completed.

                                 (2)     150% of the Member's contributions not to exceed ____
                                     --- (Enter 3% or 4%) of  the Member's Plan Salary; or

                                 (3)     200% of the Member's contributions not to exceed ____
                                     --- (Enter 2% or 3%) of the Member's Plan Salary.

                            b) Safe Harbor Nonelective Contributions:

                The Employer will make a Safe Harbor Nonelective Contribution to the Account of each
                Member in an amount equal to 3 percent of the  Member's Salary for the Plan Year, unless the Employer inserts a greater percentage here ____.

         E.     Employer Basic Contributions (choose 1 or 2):

                1.      The Employer shall allocate an amount equal to ____% (based on 1%
                   ---  increments not to exceed 15%) of Member's Salary for the month to (choose
                        (a) or (b)):

                        a)      The Accounts of all Members
                           ---

                        b)      The Accounts of all Members who were employed with the
                           ---  Employer on the last day of such month.

                2.  X   No Employer basic contributions will be made to the Plan.
                   ---

         F.     Employer Supplemental Contributions:

                The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

         G.     Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):

                1.  X   No Employer Profit Sharing Contributions will be made to the Plan.
                   ---

                                        9


               Non-Integrated Formula
               ----------------------

               2.       Profit sharing contributions shall be allocated to each Member's Account in
                  ---   the same ratio as each eligible Member's Salary during such Contribution
                        Determination Period bears to the total of such Salary of all eligible Members.

               3.       Profit sharing contributions shall be allocated to each eligible Member's
                  ---   Account in the same ratio as each eligible Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the
                        Employer's eligibility requirement(s) bears to the total of such Salary of all eligible Members.

                        Integrated Formula
                        ------------------

               4.       Profit sharing contributions shall be allocated to each eligible Member's
                  ---   Account in a uniform percentage (specified by the Employer as ____ %) of each Member's Salary during the Contribution Determination Period ("Base
                        Contribution Percentage") for the Plan Year that includes such Contribution
                        Determination Period , plus a uniform percentage (specified by the Employer as ____%, but not in excess of the lesser of (i) the Base Contribution
                        Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the
                        Federal Insurance Contributions Act (as in effect as of the beginning of the
                        Plan Year) which is attributable to old-age insurance) of each Member's
                        Salary for the Contribution Determination Period in excess of the Social
                        Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article
                        III of the Plan.

               5.       Profit sharing contributions shall be allocated to each eligible Member's
                  ---   Account in a uniform percentage (specified by the Employer as ____ %) of each Member's Salary for the portion of the Contribution Determination
                        Period during which the Member satisfied the Employer's eligibility requirement(s), if any, plus a uniform percentage (specified by the Employer as ____%, but not in excess of the lesser of (i) the Base Contribution
                        Percentage and (ii) the greater of (1) 5.7% or (2) the percentage equal to the portion of the Code Section 3111(a) tax imposed on employers under the
                        Federal Insurance Contributions Act (as in effect as of the beginning of the
                        Plan Year) which is attributable to old-age insurance) of each Member's
                        Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

         H.    Allocation of Employer Profit Sharing Contributions:

               In accordance with Section VII, G above, a Member shall be eligible to share in Employer
               Profit Sharing Contributions, if any, as follows (choose 1 or 2):

               1.       A Member shall be eligible for an allocation of Employer Profit Sharing
                  ---   Contributions for a Contribution Determination Period if he or she is eligible to participate in the Plan for the Plan Year to which the Profit Sharing
                        Contributions relates.

                                       10


               2.       A Member shall be eligible for an allocation of Employer Profit Sharing
                  ---   Contributions for a Contribution Determination Period only if he or she
                        (choose (a), (b) or (c) whichever shall apply):

                        a)      is employed on the last day of the Contribution Determination
                           ---  Period,or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                        b)      completed 1,000 Hours of Employment if the Contribution
                           ---  Determination Period is a period of 12 months (250 Hours of
                                Employment if the Contribution Determination Period is a period of
                                3 months), or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination
                                Period.

                        c)      is employed on the last day of the Contribution Determination
                           ---  Period and, if such period is 12 months, completed 1,000 Hours of
                                Employment (250 Hours of Employment if the Contribution
                                Determination Period is a period of 3 months), or retired, died or became totally and permanently disabled prior to the last day of the
                                Contribution Determination Period.

         I.    "Contribution  Determination  Period" for purposes of determining
               and  allocating  Employer  profit  sharing   contributions  means
               (choose 1,2, 3 or 4):

               1.           The Plan Year.
                   ---

               2.           The Employer's Fiscal Year (defined as the Plan's "limitation year") being the
                   ---      twelve (12) consecutive month period commencing _______________
                            (month/day) and ending ______________ (month/day).

               3.           The three (3) consecutive month periods that comprise each of the Plan Year quarters.

               4.           The three (3) consecutive monthly periods that comprise each of the
                   ---      Employer's Fiscal Year quarters. (Employer's Fiscal Year is the twelve (12)
                            consecutive month period commencing _____________ (month/day) and ending _____________ (month/day).)

         J.    Employer Qualified Nonelective Contributions:

               The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

         K.    Top Heavy Contributions:

               If the  Plan  is  determined  to be Top  Heavy  and if Top  Heavy
               Contributions will be made to the Plan, Top Heavy Contributions will be allocated to: (choose 1 or 2 below):

               1.   X        Only Members who are Non-Key Employees.
                   ---

               2.            All Members.
                   ---

                                       11


VIII.    Investments

         The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan. The Employer hereby selects the following Investments to be made available under the Plan (choose whichever shall apply) and consents to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investments made in this Section
         VIII is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds the Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investments so long as Investment Manager is not negligent and has not breached its fiduciary duties.

          1.    X     Money Market Fund
               ---

          2.    X     Stable Value Fund
               ---

          3.    X     Government Bond Fund
               ---

          4.    X     S&P 500 Stock Fund
               ---

          5.    X     S&P 500/Value Stock Fund
               ---

          6.    X     S&P 500/Growth Stock Fund
               ---

          7.    X     S&P MidCap Stock Fund
               ---

          8.    X     Russell 2000 Stock Fund
               ---

          9.    X     International Stock Fund
               ---

         10.    X     Asset Allocation Funds (3)
               ---
                       X   Income Plus
                      ---

                       X   Growth & Income
                      ---

                       X   Growth
                      ---

         11.          (Name of Employer) Stock Fund (the "Employer Stock Fund")
               ---

         12.          (Name of Employer) Certificate of Deposit Fund
               ---

         13.    X     NASDAQ 100 Index Fund
               ---

         14.          Self-directed Brokerage Account
               ---

  IX.    Employer Securities

         A. If the Employer makes available an Employer Stock Fund pursuant to Section VIII of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):


               1.     Each Member shall be entitled to direct the Plan Administrator as to the
                  --- voting and tender or exchange offer rights involving Employer Stock held in

                                                          12


                      such  Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions.  If a Member fails to provide the Plan
                      Administrator with directions as to voting or tender or exchange offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

               2.     The Plan Administrator shall direct the Trustee as to the voting of all
                  --- Employer Stock and as to all rights in the event of a tender or exchange offer involving such Employer Stock.

   X.    Investment Direction

         A.    Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment
               Funds offered by the Employer as specified in Section VIII of this Adoption Agreement except;

               1.     The following portions of a Member's Account will be invested at the Employer's direction (choose whichever shall apply):

                      a)         Employer Profit Sharing Contributions
                          ---

                                 Shall be invested in:

                                       Employer Stock Fund.
                                 ---

                                       Employer Certificate of Deposit Fund.
                                 ---

                                       Any Investment Fund or Funds offered by the Employer.
                                 ---

                      b)         Employer Matching Contributions
                          ---

                                 Shall be invested in:

                                       Employer Stock Fund.
                                 ---

                                       Employer Certificate of Deposit Fund.
                                 ---

                                       Any Investment Fund or Funds offered by the Employer.
                                 ---

                      c)         Employer Basic Contributions
                          ---
                                 Shall be invested in:

                                       Employer Stock Fund.
                                 ---

                                       Employer Certificate of Deposit Fund.
                                 ---

                                       Any Investment Fund or Funds offered by the Employer.
                                 ---

                                       13


                     d)          Employer Supplemental Contributions
                          ---
                                 Shall be invested in:

                                       Employer Stock Fund.
                                 ---

                                       Employer Certificate of Deposit Fund.
                                 ---

                                       Any Investment Fund or Funds offered by the Employer.
                                 ---


                     e)           Employer Qualified Nonelective Contributions
                         ---

                                 Shall be invested in:

                                       Employer Stock Fund.
                                 ---

                                       Employer Certificate of Deposit Fund.
                                 ---

                                       Any Investment Fund or Funds offered by the Employer.
                                 ---


                      f)         Employer Safe Harbor CODA Contributions under Section 3.14 of the
                         ---     Plan

                                 Shall be invested in:

                                       Employer Stock Fund.
                                 ---

                                       Employer Certificate of Deposit Fund.
                                 ---

                                       Any Investment Fund or Funds offered by the Employer.
                                 ---

               2.            Amounts invested at the Employer's direction may not be transferred by the
                   ---       Member to any other Investment Fund.

               3.            Notwithstanding this election in 2, a Member may transfer such amounts to
                   ---       any other Investment Fund upon (choose whichever may apply):

                             a)        the  attainment of age ____ (insert 45 or greater)
                                 ---

                             b)        the completion of ____ (insert 10 or greater) Years of Employment
                                 ---

                             c)        the attainment of age plus Years of Employment equal  to ____
                                 ---   (insert 55 or greater)

         B.    A Member may change his or her investment  direction (choose 1,2, or 3):

               1.   X        1 time per business day.
                   ---

               2.            1 time per calendar  month.
                   ---

               3.            1 time per calendar quarter.
                   ---


         C.    If a Member or Beneficiary (or the Employer, if applicable) fails to  make  an  effective investment direction, the Member's contributions and Employer contributions made on the Member's behalf  shall be invested in Money Market Fund (insert one of the
                                                         -----------------
               Investments selected in Section VIII of this Adoption Agreement).

                                       14


         D.    Effective as of  ___________________, the following additional provisions shall apply to the Employer's  Stock Fund (Check all that apply):

               1.            No additional Employee contributions may be made to the Employer Stock
                    ---      Fund;         --------

               2.            No additional Employer contributions may be made to the Employer Stock
                    ---      Fund;         --------

               3.            No investment fund  transfers may be made to the Employer Stock Fund;
                    ---      and/or                               -------

               4.            No investment fund transfers may be made from the Employer Stock Fund.
                    ---                                          ---------

  XI.    Vesting Schedules


         A.    (Choose 1, 2, 3, 4, 5, 6 or 7)


                             Schedule                      Years of Employment                Vested %
                             --------                      -------------------                --------
               1.      X     Immediate                       Upon Enrollment                   100%
                      ---

               2.            2-6 Year Graded                 Less than 2                         0%
                      ---                                    2 but less than 3                  20%
                                                             3 but less than 4                  40%
                                                             4 but less than 5                  60%
                                                             5 but less than 6                  80%
                                                             6 or more                         100%

               3.            5-Year Cliff                    Less than 5                         0%
                      ---                                    5 or more                         100%

               4.            3-Year Cliff                    Less than 3                         0%
                      ---                                    3 or more                         100%


                             Schedule                       Years of Employment               Vested %
                             --------                       -------------------               --------
               5.            4-Year Graded                   Less than 1                         0%
                      ---                                    1 but less than 2                  25%
                                                             2 but less than 3                  50%
                                                             3 but less than 4                  75%
                                                             4 or more                         100%

               6.            3-7 Year Graded                 Less than 3                         0%
                      ---                                    3 but less than 4                  20%
                                                             4 but less than 5                  40%
                                                             5 but less than 6                  60%
                                                             6 but less than 7                  80%
                                                             7 or more                         100%


                                       15


               7.            Other                           Less than ___                       0%
                      ---                                    ___   but less than ___              %
                                                             ___   but less than ___              %
                                                             ___   but less than ___              %
                                                             ___   but less than ___              %
                                                             ___   or more                     100%

         B.    With respect to the schedules listed above, the Employer elects (choose 1, 2, 3, 4 or 5):

               1.     Schedule     solely with respect to Employer matching contributions.
                               ---
               2.     Schedule     solely with respect to Employer basic contributions.
                               ---
               3.     Schedule     solely with respect to Employer supplemental contributions.
                               ---
               4.     Schedule     solely with respect to Employer profit sharing contributions.
                               ---
               5.     Schedule  1  with respect to all Employer contributions.
                               ---

               NOTE:  Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement
               Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in; the Employer Qualified Non-Elective Contributions, if any;
               Safe Harbor CODA contributions, if any; and in the pre-tax elective  deferrals and nondeductible after-tax Member Contributions.  Also, if a Plan is determined to be Top
               Heavy, a different vesting schedule, other than the schedule elected above, may apply.

               C.      Years of Employment Excluded for Vesting Purposes

               The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

               1.           Years of Employment during any period in which neither the Plan nor any
                    ---     predecessor plan was maintained by the Employer.

               2.           Years of Employment of a Member prior to attaining age 18.
                    ---

         D.    Service Crediting Method for Vesting (Choose 1, 2, or 3):

               1.    X      Not Applicable.  Plan provides 100% vesting for all contributions.
                    ---

               2.           Hour of service method (if elected, Years of Service will be substituted for
                    ---     Years of Employment for purposes of this Section XI) (Choose a or b):

                            a)      The actual number of Hours of Employment.
                               ---

                            b)      190 Hours of Employment for each month in which the Employee
                               ---  completes at least one Hour of Employment.

               3.           Elapsed time method.
                    ---

                                       16


XII.     Withdrawal Provisions

         A.    The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

               1.           Employee after-tax contributions and the earnings thereon.
                   ---
                            In-service withdrawals permitted only in the event of (choose whichever shall apply):

                            a)       Hardship.
                                ---

                            b)       Attainment of age 59 1/2.
                                ---

               2.   X       Employee  pre-tax  elective  deferrals  and  the  earnings thereon.
                   ---

                            Note:   In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2.  In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.

               3.   X       Employee rollover contributions and the earnings thereon.
                   ---
                            In-service withdrawals permitted only in the event of (choose whichever shall apply):

                            a)   X   Hardship.
                                ---

                            b)   X   Attainment of age 59 1/2.
                                ---

               4.   X       Employer matching contributions and the earnings thereon.
                   ---
                            In-service withdrawals permitted only in the event of (choose whichever shall apply):

                            a)   X   Hardship.
                                ---

                            b)   X   Attainment of age 59 1/2.
                                ---


               5.           Employer basic contributions and the earnings thereon.
                   ---
                            In-service withdrawals permitted only in the event of (choose whichever shall apply):

                            a)       Hardship.
                                ---

                            b)       Attainment of age 59 1/2.
                                ---

               6.           Employer supplemental contributions and the earnings thereon.
                   ---
                            In-service withdrawals permitted only in the event of (choose whichever shall apply):

                            a)       Hardship.
                                ---


                                       17



                            b)       Attainment of age 59 1/2.
                                ---

               7.           Employer profit sharing contributions and  the earnings thereon.
                   ---
                            In-service withdrawals permitted only in the event of (choose whichever shall apply):

                            a)       Hardship.
                                ---

                            b)       Attainment of age 59 1/2.
                                ---

               8.           Employer qualified nonelective contributions and earnings thereon.
                   ---
                            Note:  In-service withdrawals of all employer qualified nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2.

               9.           Employer safe harbor CODA contributions and earnings thereon.
                   ---
                            Note:  In-service withdrawals of employer safe harbor CODA contributions and earnings thereon are permitted only in the event of
                                   attainment of age 59 1/2.

               10.          No in-service withdrawals shall be allowed.
                   ---

         B.    Notwithstanding any elections made in Subsection A of this Section XII above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

               1.           Employer contributions, and the earnings thereon, credited to the Employer
                   ---      Stock Fund.

               2.           Employer contributions, and the earnings thereon, credited to the Employer
                   ---      Certificate of Deposit Fund.

               3.           All contributions and deferrals, and the earnings thereon, credited to the Employer
                   ---      Stock Fund.

               4.           All contributions and deferrals, and the earnings thereon, credited to the Employer
                   ---      Certificate of Deposit Fund.

               5.           Other:  ____________________________________________
                   ---

               Note:        A Member's Account will be available for in-service withdrawals upon attaining age 70 1/2 notwithstanding any provisions of this Section XII to the contrary.

 XIII.    Distribution Option (choose whichever shall apply)

          1.          Lump Sum and partial lump sum payments only.
              ---

          2.   X      Lump Sum and partial lump sum payments  plus one or more of the following
              ---     (choose (a) and /or (b)):

                      a)  X   Installment payments.
                         ---

                      b)      Annuity payments.
                         ---

                                       18




          3.   X      Distributions in kind of Employer Stock.
              ---

  XIV.    Loan Program (choose 1, 2, 3 or 4, if applicable)

          1.          No loans will be permitted from the Plan.
              ---

          2.   X      Loans will be permitted from the Member's Account.
              ---

          3.          Loans  will  be  permitted from the Member's Account, excluding (choose
              ---     whichever shall apply):

                       (1)          Employer Profit sharing contributions and the earnings thereon.
                            ---

                       (2)          Employer matching contributions and the earnings thereon.
                            ---

                       (3)          Employer basic contributions and the earnings thereon.
                            ---

                       (4)          Employer supplemental contributions and the earnings thereon.
                            ---

                       (5)          Employee after-tax contributions and the earnings thereon.
                            ---

                       (6)          Employee pre-tax elective deferrals and the earnings thereon.
                            ---

                       (7)          Employee rollover contributions and the earnings thereon.
                            ---

                       (8)          Employer qualified nonelective contributions and the earnings thereon.
                            ---

                       (9)          Employer safe harbor CODA contributions and the earnings thereon.
                            ---

                      (10)          Any amounts to the extent invested in the Employer Stock Fund.
                            ---

                      (11)          Any amounts to the extent invested in the Employer Certificate of
                            ---     Deposit Fund.

          4.          Loans will only be permitted from the Member's Account in the case of hardship or
               ---    financial necessity as defined under Section 8.1 of the Plan.

   XV.    Additional Information

          If additional space is needed to select or describe an elective feature of the Plan, the
          Employer should attach additional pages and use the following format:

          The following is hereby made a part of Section --- of the Adoption Agreement and is thus incorporated into and made a part of the [Plan Name]


          Signature of Employer's Authorized Representative ______________________________________

          Signature of Trustee ______________________________________
          Supplementary Page ____ of [total number of pages].


   XVI.   Plan Administrator

          The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

          Note:   Pentegra Services, Inc. may not be appointed Plan Administrator.


                                       19


          1.   X      Employer
              ---

          2.          Employer's Board of Directors
              ---

          3.          Plan's Administrative Committee
              ---



          4.          Other (if chosen, then provide the following information)
              ---

                       Name:      ______________________________________

                       Address:   ______________________________________

                       Tel No:    ______________________________________

                       Contact:   ______________________________________

          Note:     If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.

 XVII.    Trustee

          The Employer  hereby appoints The Bank of New York to serve as Trustee for all Investment
          Funds under the Plan except the Employer Stock Fund.

          The Employer hereby appoints the following person(s) or entity to serve as Trustee under the
          Plan for the Employer Stock Fund.*

          Name:         ____________________________________________________________________________

          Address:      ____________________________________________________________________________

          Telephone No: ______________________________________  Contact: ___________________________



                                       _____________________________________________________________
                                                          Signature of Trustee
                                       (Required only if the Employer is serving as its own Trustee)


*   Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

    The  Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the
    Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.


                                       20


                         EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the Kearny Federal Savings
Bank  Employees'  Savings & Profit  Sharing  Plan and Trust  (the  "Plan").  The
Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility for complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder.

The adopting Employer may rely on an opinion letter issued by the IRS as evidence that the Plan is qualified under Section 401 of the Code only to the extent provided in IRS Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in IRS Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee
Plans Determinations of the IRS.

The  failure  to  properly  complete  the  Adoption   Agreement  may  result  in
disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan by the Sponsor.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                            Pentegra Services, Inc.
                            108 Corporate Park Drive
                            White Plains, New York 10604
                            (914) 694-1300

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officer this ________ day of ____________, 2005.


                                KEARNY FEDERAL SAVINGS BANK


                                By:     ______________________________________

                                Name:   ______________________________________

                                Title:  ______________________________________



                         Amendment to Adoption Agreement
                                       for
                           KEARNY FEDERAL SAVINGS BANK
               EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

                                       B33

Effective as of _____________________, 2005, Kearny Federal Savings Bank (the "Employer") hereby amends the Adoption Agreement for the Kearny Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "Adoption Agreement") by replacing Item VIII, Item IX and Item XVII of the Adoption Agreement in their entirety with the following Item VIII, Item IX and Item XVII:

         VIII.    Investments

                  The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan. The Employer hereby selects the following Investments to be made available under the Plan (choose whichever shall apply) and consents to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investments made in this Section VIII is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds the Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investments so long as Investment Manager is not negligent and has not breached its fiduciary duties.

                   1.  X       Money Market Fund
                      ---

                   2.  X       Stable Value Fund
                      ---

                   3.  X       Government Bond Fund
                      ---

                   4.  X       S&P 500 Stock Fund
                      ---

                   5.  X       S&P 500/Value Stock Fund
                      ---

                   6.  X       S&P 500/Growth Stock Fund
                      ---

                   7.  X       S&P MidCap Stock Fund
                      ---

                   8.  X       Russell 2000 Stock Fund
                      ---

                   9.  X       International Stock Fund
                      ---

                  10.  X       Asset Allocation Funds (3)
                      ---
                                X   Income Plus
                               ---

                                X   Growth & Income
                               ---

                                X   Growth
                               ---

                  11.  X  Kearny Financial Corp Stock Fund (the  "Employer Stock
                      ---
                          Fund")

                  12.     (Name of Employer) Certificate of Deposit Fund
                      ---

                  13.  X  NASDAQ 100 Index Fund
                      ---

                  14.     Self-directed Brokerage Account
                      ---

         IX.      Employer Securities

                  A. If the Employer makes available an Employer Stock Fund pursuant to Section VIII of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):


                           1.  X    Each Member shall be entitled to direct  the
                              ---   Plan  Administrator  as  to  the  voting and
                                    tender  or  exchange  offer rights involving
                                    Employer   Stock   held  in  such   Member's
                                    Account, and the Plan   Administrator  shall
                                    follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender or exchange offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

                           2.       The Plan Administrator  shall direct
                              ---   the  Trustee as to the voting of all
                                    Employer  Stock and as to all rights
                                    in the event of a tender or exchange
                                    offer involving such Employer Stock.

         XVII.    Trustee

                  The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

                  The Employer hereby appoints the following person(s) or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

                  Name: Kearny Financial Corp.
                        --------------------------------------------------------

                  Address: 120 Passaic Avenue, Fairfield, NJ 07004
                           -----------------------------------------------------

                  Telephone No: (201) 991-4100    Contact: Mr. Frederick Hickman
                                --------------             ---------------------



                  --------------------------------------------------------------
                                     Signature of Trustee
                   (Required only if the Employer is serving as its own Trustee)


               * Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

                    The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                EXECUTION OF AMENDMENT TO THE ADOPTION AGREEMENT
                ------------------------------------------------

Upon execution by the Employer of this Amendment to the Adoption Agreement (the "Amendment"), the Adoption Agreement and the Amendment, together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust, shall constitute the Kearny Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust.

IN WITNESS WHEREOF, the Employer has caused this Amendment to the Adoption Agreement to be executed by its duly authorized officer this _______ day of _________________________, 2005.



                            KEARNY FEDERAL SAVINGS BANK


                            By:
                                    --------------------------------------------


                            Name:
                                    --------------------------------------------


                            Title:
                                    --------------------------------------------

                         Addendum to Adoption Agreement
                                       for
          The Economic Growth And Tax Relief Reconciliation Act of 2001
                                   ("EGTRRA")

Name of Employer:    Kearny Federal Savings Bank
                     -----------------------------------------------------------

Name of Plan:        Kearny Federal Savings Bank Employees' Savings & Profit
                     -----------------------------------------------------------

                     Sharing Plan and Trust
                     -----------------------------------------------------------
Employer Number:     B33
                     ---

         In accordance with EGTRRA and Amendment Number One to the Pentegra Services, Inc. Employees' Savings & Profit Sharing Plan Basic Plan Document, effective for plan years beginning on or after January 1, 2002, the Adoption Agreement for Kearny Federal Savings Bank Employees' Savings & Profit Sharing
              ------------------------------------------------------------------
Plan and Trust shall include the following Sections VII L. and XI E.:
--------------

Section VII.      Contributions

         L.       Catch-up Contributions

                   X  A Member who  meets  the  requirements  to  make  catch-up
                  ---
                  contributions under Section 414(v) of the Code shall be eligible to make catch-up contributions under the Plan.

Section XI.       Vesting Schedules



        E.       EGTRRA Vesting

                 1. The Employer understands that if the vesting schedule elected in Section XI of the Adoption Agreement does not satisfy the requirements of the Internal Revenue Code, as amended by EGTRRA with respect to Employer matching contributions (including supplemental (Formula
                         1) contributions), then effective January 1, 2002, such contributions shall vest under vesting schedule _______ (Insert the number of the vesting schedule you wish to elect as provided in Section XI A. of the Adoption Agreement. Note: you may not elect vesting schedule 3 or vesting schedule 6 under this Section XI E.)

                 2. By checking this box o , the Employer provides that the EGTRRA vesting schedule elected above with respect to Employer matching contributions (including supplemental (Formula 1) contributions) shall be applied on a prospective basis only.



        By execution of this Addendum to the Adoption Agreement by a duly authorized representative of the Employer, such Addendum shall hereby be made a part of the Employer's Adoption Agreement and is thus incorporated into and made a part of the Plan.

        IN WITNESS WHEREOF, the Employer has caused this Addendum to the Adoption Agreement to be executed by its duly authorized officer this ____ day of _________________, 2004.



                                              KEARNY FEDERAL SAVINGS BANK


                                              By:
                                                      --------------------------

                                              Name:
                                                      --------------------------

                                              Title:
                                                      --------------------------